UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 13, 2018

Ritchie Bros. Auctioneers Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6
(Address of principal executive offices) (Zip Code)

(778) 331-5500
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2018, Ritchie Bros. Auctioneers Incorporated (the “Company”) and Ravi Saligram, the Company’s CEO, entered into a second amendment (“Amendment No. 2 to Grant Agreement”) to the Grant Agreement dated August 11, 2014, and as amended on May 1, 2017 (the “Grant Agreement”). The terms of the Grant Agreement, prior to giving effect to Amendment No. 2 to Grant Agreement, are described in the Company’s 2018 Proxy Statement filed on the EDGAR and SEDAR websites and posted on the Company’s website. The purpose of the amendment is to adjust the performance periods used for determining the total shareholder return (“TSR”) compound annual growth rate with respect to calculating the number of performance share units (“PSUs”) scheduled to vest on the fourth and fifth anniversaries of the grant date. The original Grant Agreement stipulates that the number of PSUs to vest is to be determined by the Board of the Company based on absolute TSR performance over the applicable rolling two, three, four and five-year performance periods following the August 11, 2014 grant date. The PSUs based on performance over the initial two and three-year performance periods following the grant date have already been paid out. The amendment adjusts the periods for measuring TSR for the remaining four and five-year periods following the grant date, with these periods now commencing on July 1, 2017 and ending on the fourth and fifth anniversaries of the grant date, respectively. The Compensation Committee of the Company approved this adjustment in order to align Mr. Saligram’s PSU awards with the adjusted performance periods used by the Company for the 2015-2017 PSU grants awarded to certain of the Company’s other employees and executives, which were similarly adjusted to focus on performance following the IronPlanet acquisition (as more particularly described in the Company’s 2018 Proxy Statement). After giving effect to Amendment No. 2 to Grant Agreement, and based on the Company’s absolute TSR performance from the period from July 1, 2017 through August 11, 2018, which was 118.8% of target, the Board determined that 33,187.75 of Mr. Saligram’s PSUs vested with respect to the period ended August 11, 2018. After deducting applicable tax withholding, Mr. Saligram’s vested PSUs will be satisfied through the issuance to Mr. Saligram of 17,124 common shares of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Grant Agreement between Ravi Saligram and Ritchie Bros. Auctioneers Incorporated dated September 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2018	Ritchie Bros. Auctioneers Incorporated

	By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 2 to Grant Agreement between Ravi Saligram and Ritchie Bros. Auctioneers Incorporated dated September 11, 2018.